Dreyfus Balanced Fund, Inc.

ANNUAL REPORT August 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            16   Statement of Financial Futures

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            20   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                    Dreyfus Balanced Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Balanced Fund, Inc., covering the 12-month period from September 1, 1999 through August 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

Although large-cap U.S. stocks generally provided attractive returns over the past year, the reporting period was marked by high levels of volatility and dramatic shifts in investor sentiment. Between September 1999 and March 2000, the large-cap market was led by fast-growing technology stocks that, many investors believed, would benefit most from the "new economy." Subsequently, however, technology and other growth-oriented stocks corrected sharply over concerns about rising interest rates and extremely high valuations. As a result, during the second half of the reporting period various investment styles and market sectors moved in and out of favor among investors. Accordingly, investors with broadly diversified stock portfolios generally tended to do better during the second half of the reporting period than "momentum" investors who sought to
follow    market    trends.

In the fixed-income markets, higher interest rates generally led to an erosion of most bond prices, especially among higher yielding securities such as corporate bonds. U.S. Treasury securities represented a notable exception. Prices of these direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Balanced Fund, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

September 15, 2000




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Balanced Fund, Inc. perform relative to its benchmark?

For the 12-month period ended August 31, 2000, Dreyfus Balanced Fund produced a total return of 12.62% .(1) This compares with the performance of the fund's Customized Blended Index, which produced a total return of 12.81%. The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), which comprised 60% of our blended index, provided a total return of 16.31% for the 12-month period ended August 31, 2000.(2) The Lehman Brothers Aggregate Bond Index, which comprised 40% of our blended index, produced a total return of 7.56%.(3)

We attribute the fund' s performance primarily to a highly volatile market environment in which our successful equity investment decisions were partly offset by disappointments. Our fixed-income investments performed approximately in line with our fixed-income benchmark, contributing to the fund's positive return.

What is the fund's investment approach?

On the equity side, the portfolio employs a value-oriented, bottom-up approach and invests primarily in mid- and large-sized companies that we believe have above-average growth potential and are attractively valued relative to the market in general. While our investment universe generally consists of companies with market capitalizations of $1 billion or greater, we have tended to concentrate somewhat more on stocks with market capitalizations of $5 billion or greater.

On the fixed-income side, the fund invests in a well-diversified mix of debt instruments including corporate bonds, mortgage- and asset-backed securities, U.S. Treasuries and U.S. Government agency bonds, as well as commercial mortgage-backed securities. The fixed-income portion of the fund also includes cash and cash equivalents.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The fund' s asset allocation parameters provide the portfolio management team with the flexibility to respond to changing investment environments and to take advantage of a wide range of investment opportunities. The fund's equities allocation may range from 40% to 75%, and its fixed-income allocation may range from 25% to 60%. Typically, the fund's benchmark allocation will approximate 60% in equity investments and 40% in fixed-income investments. Of course, the fund's portfolio allocation could vary depending upon market and other conditions. Under adverse market conditions, the fund may invest up to 100% of its assets in cash and cash equivalents, including money market instruments.

What other factors influenced the fund's performance?

From the beginning of the period until early March 2000, the stock market generally benefited from the U.S. economy's rapid growth. The stock market's advance was led by the technology industry group, which enjoyed impressive gains in late 1999 and early 2000. As valuations of several of the fund's technology stocks climbed beyond levels we considered reasonable, as gauged by our investment discipline, we reduced our holdings in this area. Starting in mid-March, rising interest rates and extreme stock valuations began to take a toll on the volatile technology sector, which quickly gave back a substantial portion of its earlier gains. By that time, we had sold many of the fund's most highly valued technology holdings, and our remaining technology stocks performed relatively well in a difficult environment. For the period as a whole, technology stocks predominantly accounted for the fund's total return from equities, despite the declines in late March and April 2000.

As stock market leadership shifted to other industry groups, some of the fund's holdings benefited while others lagged. Our energy holdings responded well to rising oil prices and deregulation. On the other hand, our consumer cyclical holdings suffered as interest rates continued to rise and retail sales began to slow. Our investments in communications services companies also lost ground in
the    face    of    rising    costs    and

competition. These disappointing market sectors prevented us from significantly outperforming the stock portion of our blended benchmark during the reporting period.

Within the fund' s bond portfolio, rising interest rates hurt our fixed-income investments during the first half of the reporting period. However, when the economy began to show signs of slowing later in the reporting period, bond prices began to rise. As a result, our fixed-income investments provided a positive rate of return overall that was approximately in line with the fixed-income component of the blended index.

What is the fund's current strategy?

As of August 31, 2000, the fund held fewer technology stocks than our blended index. Nevertheless, technology remained the fund's single largest investment area. We have also built a relatively large position in financial stocks, where we have found what we believe are several attractively priced, high quality companies that may benefit from an environment of stable or lower interest rates.

On the fixed-income side, we allocated a slightly smaller percentage of assets to mortgage-backed securities than our blended index, and a slightly higher percentage to U.S. Treasury bonds to reflect our view of the market. However, our allocations among most sectors of the bond market are approximately equivalent to those of our benchmark.

September 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) SOURCE: LIPPER INC. -- THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Balanced Fund, Inc. with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, the Current Customized Blended Index and the Previous Customized Blended Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BALANCED FUND, INC. ON 9/30/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THREE DIFFERENT INDEXES: (1) THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, (2) THE LEHMAN BROTHERS AGGREGATE BOND INDEX, (3) THE CUSTOMIZED BLENDED INDEX (PREVIOUS), AND (4) THE CUSTOMIZED BLENDED INDEX (CURRENT), WHICH ARE DESCRIBED BELOW. THE CUSTOMIZED BLENDED INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

EFFECTIVE SEPTEMBER 15,1999, THE BOARD OF DIRECTORS APPROVED A CHANGE TO THE CUSTOMIZED BLENDED INDEX SUCH THAT IT IS NOW COMPOSED OF 60% STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN BROTHERS AGGREGATE BOND INDEX. IT IS BELIEVED THAT THIS ALLOCATION BETTER REFLECTS THE FUND'S CURRENT ALLOCATION PERCENTAGE RANGES NOTED BELOW. THE EQUITY SECURITIES ALLOCATION, WHICH WAS PREVIOUSLY 45% TO 65%, IS NOW 40% TO 75%. THE FIXED-INCOME ALLOCATION, WHICH WAS PREVIOUSLY 25% TO 55% IS NOW 25% TO 60%. THE FIXED-INCOME ALLOCATION WILL INCLUDE CASH AND CASH EQUIVALENTS IN LIGHT OF THE DELETION OF THE SPECIFIC CASH AND CASH EQUIVALENT ALLOCATION. UNDER ADVERSE MARKET CONDITIONS, THE FUND WOULD CONTINUE TO BE PERMITTED TO INVEST UP TO 100% OF ITS ASSETS IN CASH AND CASH EQUIVALENTS, INCLUDING MONEY MARKET INSTRUMENTS.

DREYFUS BALANCED FUND, INC. SEEKS LONG-TERM CAPITAL GROWTH AND CURRENT INCOME THROUGH INVESTMENT IN EQUITY AND DEBT SECURITIES. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE CUSTOMIZED BLENDED INDEX COMPOSED OF STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, 50%, LEHMAN BROTHERS AGGREGATE BOND INDEX, 40%, AND MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX,10% WAS USED AS THE FUND'S SECONDARY HYBRID INDEX LAST YEAR, AND IS BEING REPLACED BY THE NEW HYBRID INDEX COMPOSITION OF 60% STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND 40% LEHMAN BROTHERS AGGREGATE BOND INDEX. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT



Average Annual Total Returns AS OF 8/31/00

                                                                Inception                                                From
                                                                  Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                             9/30/92           12.62%             11.93%            12.00%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                             The Fund


STATEMENT OF INVESTMENTS

August 31, 2000

STATEMENT OF INVESTMENTS

COMMON STOCKS--55.2%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL GOODS--.1%

Lexmark International Group, Cl. A                                                                3,000  (a)             203,438

COMMERCIAL SERVICES--.7%

Lamar Advertising                                                                                 4,100  (a)             190,394

McGraw-Hill Cos.                                                                                 18,000                1,114,875

                                                                                                                       1,305,269

CONSUMER NON-DURABLES--2.6%

Anheuser-Busch Cos.                                                                               7,100                  559,568

Coca-Cola                                                                                        10,000                  526,250

Intimate Brands                                                                                  20,000                  322,500

Kimberly-Clark                                                                                   12,400                  725,400

PepsiCo                                                                                          26,800                1,142,350

Philip Morris Cos.                                                                               19,000                  562,875

Procter & Gamble                                                                                 11,100                  686,119

UST                                                                                              27,000                  583,875

                                                                                                                       5,108,937

CONSUMER SERVICES--3.7%

Adelphia Communications, Cl. A                                                                   12,200  (a)             408,700

Cendant                                                                                         105,500  (a)           1,391,281

Clear Channel Communications                                                                     18,520  (a)           1,340,385

Disney (Walt)                                                                                    18,300                  712,556

Infinity Broadcasting, Cl. A                                                                     10,000  (a)             378,750

Time Warner                                                                                      13,800                1,179,900

USA Networks                                                                                     27,000  (a)             649,688

Viacom, Cl. B                                                                                    18,445  (a)           1,241,579

                                                                                                                       7,302,839

ELECTRONIC TECHNOLOGY--11.8%

American Tower, Cl. A                                                                            17,100                  620,944

Amkor Technology                                                                                 19,000  (a)             648,375

Apple Computer                                                                                   15,800  (a)             962,813

Applied Materials                                                                                 8,000  (a)             690,500

Cabletron Systems                                                                                24,300  (a)             909,731

Compaq Computer                                                                                  39,100                1,331,843

Ericsson (LM) Telephone, Cl. B, ADR                                                              12,000                  246,000

Gateway                                                                                           9,000  (a)             612,900

General Dynamics                                                                                  7,000                  440,563

Hewlett-Packard                                                                                   7,800                  941,850


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Intel                                                                                            63,200                4,732,100

International Business Machines                                                                  19,000                2,508,000

KLA-Tencor                                                                                       10,000  (a)             656,250

LSI Logic                                                                                        13,000  (a)             467,188

Lucent Technologies                                                                              19,000  (a)             794,438

Micron Technology                                                                                11,000                  899,250

Motorola                                                                                         24,800                  894,350

National Semiconductor                                                                           16,400  (a)             729,800

Nortel Networks                                                                                  19,000                1,549,688

Novellus Systems                                                                                  7,000  (a)             430,938

Sun Microsystems                                                                                  5,000  (a)             634,688

Teradyne                                                                                         10,000  (a)             648,125

Texas Instruments                                                                                 8,000                  535,500

United Technologies                                                                               8,400                  524,475

                                                                                                                      23,410,309

ENERGY MINERALS--3.2%

Anadarko Petroleum                                                                               22,000                1,446,940

Conoco, Cl. A                                                                                    15,000                  377,813

Exxon Mobil                                                                                      29,288                2,390,633

Royal Dutch Petroleum, ADR                                                                       27,700                1,694,893

Texaco                                                                                           10,500                  540,750

                                                                                                                       6,451,029

FINANCE--10.4%

American Express                                                                                 15,900                  940,088

American General                                                                                  8,100                  589,781

American International Group                                                                     24,340                2,169,297

Associates First Capital, Cl. A                                                                  23,900                  672,188

Bank of America                                                                                  25,300                1,355,131

Bank of New York                                                                                 16,000                  839,000

Chase Manhattan                                                                                  10,750                  600,656

Citigroup                                                                                        63,600                3,712,650

Federal Home Loan Mortgage                                                                       28,000                1,179,500

Federal National Mortgage Association                                                            26,600                1,429,750

FleetBoston Financial                                                                            23,600                1,007,425

Goldman Sachs Group                                                                               3,000                  384,187

Hartford Financial Services Group                                                                 6,000                  399,750

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Household International                                                                          11,900                  571,200

John Hancock Financial Services                                                                  22,600  (a)             570,650

MBNA                                                                                             10,000                  353,125

Morgan (J.P.)                                                                                     5,100                  852,656

Morgan Stanley Dean Witter & Co.                                                                 16,600                1,785,537

Wells Fargo                                                                                      29,000                1,252,438

                                                                                                                      20,665,009

HEALTH SERVICES--1.9%

HCA-Healthcare                                                                                   74,800                2,580,600

Wellpoint Health Networks                                                                        12,800  (a)           1,104,800

                                                                                                                       3,685,400

HEALTH TECHNOLOGY--4.2%

ALZA                                                                                              6,000  (a)             453,750

American Home Products                                                                           12,500                  677,343

Baxter International                                                                              8,000                  666,000

Bristol-Myers Squibb                                                                             20,900                1,107,700

Johnson & Johnson                                                                                 7,100                  652,756

Merck & Co.                                                                                      28,400                1,984,450

Pfizer                                                                                           34,000                1,470,500

Pharmacia                                                                                        10,683                  625,623

Schering-Plough                                                                                  18,000                  722,250

                                                                                                                       8,360,372

INDUSTRIAL SERVICES--.9%

Schlumberger                                                                                     21,900                1,868,344

NON-ENERGY MINERALS--.3%

Alcoa                                                                                            18,000                  598,500

PROCESS INDUSTRIES--1.0%

Dow Chemical                                                                                     20,000                  523,750

duPont (E.I.) deNemours                                                                           7,000                  314,125

International Paper                                                                              16,000                  510,000

Rohm & Haas                                                                                      19,000                  549,812

                                                                                                                       1,897,687

PRODUCER MANUFACTURING--4.3%

Emerson Electric                                                                                  8,000                  529,500

General Electric                                                                                 82,000                4,812,375


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING (CONTINUED)

Honeywell International                                                                          21,800                  840,663

Ingersoll-Rand                                                                                    6,300                  287,043

Masco                                                                                            23,200                  452,400

Tyco International                                                                               29,700  (a)           1,692,900

                                                                                                                       8,614,881

RETAIL TRADE--1.3%

Costco Wholesale                                                                                  5,200  (a)             179,075

Gap                                                                                              12,000                  269,250

Lowes                                                                                            12,600                  564,638

May Department Stores                                                                            12,600                  289,012

TJX Cos.                                                                                         33,400                  628,338

Target                                                                                           27,600                  641,700

                                                                                                                       2,572,013

TECHNOLOGY SERVICES--3.4%

Charter Communications, Cl. A                                                                    54,000  (a)             826,875

Computer Associates International                                                                24,100  (a)             765,175

Computer Sciences                                                                                18,600  (a)           1,470,562

Electronic Data Systems                                                                          21,500                1,070,968

First Data                                                                                       12,000                  572,250

Network Associates                                                                               22,400  (a)             579,600

Oracle                                                                                           16,600  (a)           1,509,563

                                                                                                                       6,794,993

UTILITIES--5.4%

ALLTEL                                                                                            4,000                  202,250

AT&T                                                                                             15,400                  485,100

AT&T--Liberty Media Group, Cl. A                                                                 24,000  (a)             513,000

BellSouth                                                                                        15,000                  559,687

Coastal                                                                                          27,200                1,873,400

Duke Energy                                                                                      15,000                1,122,187

Dynegy, Cl. A                                                                                    14,000                  630,000

El Paso Energy                                                                                    4,600                  267,950

Enron                                                                                             7,000                  594,125

Niagara Mohawk Power                                                                             29,900  (a)             384,963

SBC Communications                                                                               32,400                1,352,700

TXU                                                                                              10,000                  349,375

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Telefonos de Mexico, Cl. L, ADS                                                                   6,000                  326,625

Verizon Communications                                                                           28,096                1,225,688

WorldCom                                                                                         25,450  (a)             928,925

                                                                                                                      10,815,975

TOTAL COMMON STOCKS

   (cost $84,901,646)                                                                                                109,654,995
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

BONDS AND NOTES--52.4%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRLINES--1.1%

US Airways, Pass-Through Ctfs.,

   8.02%, 2/5/2019                                                                            2,100,000                2,136,383

AUTO TRUCKS & PARTS--.2%

American Axle & Manufacturing, Notes,

   9.75%, 3/1/2009                                                                              484,000                  480,370

BANKING--2.1%

Bank One Capital III, Trust Originated Preferred Securities

   8.75%, 9/1/2030                                                                            1,420,000                1,426,735

Capital One Bank, Sr. Notes,

   8.25%, 6/15/2005                                                                           1,137,000                1,142,883

HSBC Capital Funding, Notes,

   10.176%, 12/29/2049                                                                        1,482,000  (b)           1,640,374

                                                                                                                       4,209,992

CABLE-SATELLITE--.6%

British Sky Broadcasting, Notes,

   8.20%, 7/15/2009                                                                           1,343,000  (b)           1,254,365

CABLE TELEVISION--.7%

Viacom, Sr. Notes,

   7.70%, 7/30/2010                                                                           1,418,000                1,443,755

ELECTRIC POWER--.7%

Consolidated Edison, Deb.,

   Ser. B, 7.50%, 9/1/2010                                                                    1,417,000                1,408,990

FINANCIAL--.7%

CIT Group, Sr. Notes,

   7.625%, 8/16/2005                                                                          1,339,000                1,342,738

FINANCIAL SERVICES--.5%

Spear Leeds & Kellogg, Notes,

   8.25%, 8/15/2005                                                                           1,013,000  (b)           1,018,515


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL--3.0%

Abitibi-Consolidated, Deb.,

   8.85%, 8/1/2030                                                                            1,738,000                1,773,796

Pemex Finance, Notes,

   7.80%, 2/15/2013                                                                           3,000,000  (b)           3,110,625

Yosemite Securities Trust I, Deb.,

   8.25%, 11/15/2004                                                                          1,000,000  (b)           1,010,223

                                                                                                                       5,894,644

INSURANCE--1.2%

American General, Notes,

   7.50%, 8/11/2010                                                                           1,340,000                1,338,141

MONY Group, Sr. Notes,

   8.35%, 3/15/2010                                                                           1,100,000                1,121,533

                                                                                                                       2,459,674

RETAIL--APPAREL--.5%

Saks, Notes:

   7.50%, 12/1/2010                                                                             544,000                  378,760

   7.375%, 2/15/2019                                                                          1,042,000                  633,463

                                                                                                                       1,012,223

RETAIL TRADE/BUILDING PRODUCTS--.4%

Lowe's Companies, Notes,

   8.25%, 6/1/2010                                                                              702,000                  733,238

TELECOMMUNICATIONS--2.6%

Cable & Wireless Optus Finance Property, Notes,

   8%, 6/22/2010                                                                              2,165,000                2,178,269

Vodafone Group, Notes,

   6.35%, 6/1/2005                                                                            3,000,000                2,874,918

                                                                                                                       5,053,187

TRANSPORTATION--1.4%

America West Airlines, Pass-Through Trust Ctfs.,

   Ser. 1997,1C, 7.53%, 1/2/2004                                                              2,790,697                2,726,190

UTILITIES--.6%

Duke Energy Field Services, Bonds,

   8.125%, 8/16/2030                                                                          1,219,000                1,222,444

OTHER--3.1%

CS First Boston Mortgage Securities,

   Ser. 1999-C1, A2, 7.29%, 9/15/2009                                                         1,400,000                1,399,791

GMAC Commercial Mortgage Securities,

   Ser. 2000-C2, A1, 7.273%, 4/16/2009                                                        1,171,000                1,171,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OTHER (CONTINUED)

NSCOR, Residential Mortgage Securities:

   Ser. 1997-11, B2, 7%, 8/25/2027                                                              338,924                  330,837

   Ser. 1998-2, B3, 6.50%, 2/25/2028                                                            730,762                  634,437

New York City Tax Lien,

  Collateralized Bonds,

   Ser. 1997-1D, 6.90%, 5/25/2005                                                               384,533  (b)             379,846

Residential Funding Mortgage Securities 1,

  Pass-Through Ctfs., Ser. 1996-s22,

   Cl. M3, 8%, 10/25/2026                                                                     2,321,265                2,255,794

                                                                                                                       6,171,705

U.S. GOVERNMENT & AGENCIES--33.0%

Federal National Mortgage Association, Notes:

   7.25%, 1/15/2010                                                                          15,276,000               15,726,092

   8%, 9/15/2029                                                                              5,000,000                5,048,400

   7.50%, 9/15/2030                                                                           4,500,000                4,476,060

Federal Home Loan Mortgage Corp.,

  Real Estate Mortgage Investment Conduit,

   Ser. 1497, Cl. FF, 6.50%, 8/15/2021                                                        1,650,000                1,591,755

Government National Mortgage Association II:

  Adjustable Rate Mortgage:

      7.50%, 9/20/2030                                                                        4,500,000                4,501,395

      8%, 9/20/2030                                                                           5,000,000                5,046,850

U.S. Treasury Bonds:

   5.25%, 2/15/2029                                                                             548,000                  505,185

   6.125%, 8/15/2029                                                                            813,000                  851,869

U.S. Treasury Notes:

   5%, 4/30/2001                                                                                750,000                  743,438

   5.75%, 6/30/2001                                                                           1,000,000                  995,310

   5.50%, 8/31/2001                                                                           2,000,000                1,984,360

   5.875%, 11/30/2001                                                                         2,500,000                2,488,275

   7.25%, 8/15/2004                                                                           1,000,000                1,041,560

   5.875%, 11/15/2004                                                                         8,845,000  (c)           8,795,202

   6.75%, 5/15/2005                                                                           3,123,000                3,220,593

   6.50%, 2/15/2010                                                                           6,865,000                7,167,471

U.S. Treasury Inflation Protection Securities,

   3.635%, 7/15/2002                                                                          1,252,000                1,341,678

                                                                                                                      65,525,493

TOTAL BONDS AND NOTES

   (cost $103,223,905)                                                                                               104,093,906


                                                                                               Principal

SHORT-TERM INVESTMENTS--.3%                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   6.22%, 9/21/2000                                                                              58,000                   57,783

   5.96%, 9/28/2000                                                                             500,000  (c)             497,805

TOTAL SHORT-TERM INVESTMENTS

   (cost $555,565)                                                                                                       555,588
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $188,681,116)                                                            107.9%              214,304,489

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (7.9%)              (15,726,468)

NET ASSETS                                                                                       100.0%              198,578,021

(A) NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE SOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31, 2000, THESE SECURITIES
AMOUNTED TO $8,413,948 OR APPROXIMATELY 4.2% OF NET ASSETS.

(C)  PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR
OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

August 31, 2000

                                                                                                                       Unrealized

                                                                 Market Value                                        Appreciation

                                                                      Covered                                      (Depreciation)

                                            Contracts         by Contracts ($)                  Expiration       at 8/31/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG:

U.S. Treasury 5 year Notes                        376               37,623,500               December 2000                102,148

U.S. Treasury 2 year Notes                         69               13,764,422               December 2000                 28,031

FINANCIAL FUTURES SHORT:

U.S. Treasury 10 year Notes                       171               17,113,359               December 2000                (89,507)

U.S. Treasury 20 year Bonds                        69                6,930,188               December 2000                (59,625)

                                                                                                                          (18,953)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           188,681,116   214,304,489

Cash                                                                    753,863

Receivable for investment securities sold                             2,784,947

Interest and dividends receivable                                     1,201,456

Receivable for shares of Common Stock subscribed                         63,761

Prepaid expenses                                                         16,143

                                                                    219,124,659
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           119,365

Payable for investment securities purchased                          20,285,091

Payable for futures variation margin--Note 4(a)                          35,142

Payable for shares of Common Stock redeemed                              26,637

Accrued expenses                                                         80,403

                                                                     20,546,638
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      198,578,021
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     164,893,398

Accumulated undistributed investment income--net                      1,503,650

Accumulated net realized gain (loss) on investments                   6,576,553

Accumulated net unrealized appreciation (depreciation)

  on investments [including ($18,953) net unrealized

   (depreciation) on financial futures]--Note 4(b)                   25,604,420
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      198,578,021
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      12,094,606

NET ASSET VALUE, offering and redemption price per share ($)              16.42

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Year Ended August 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             5,418,748

Cash dividends (net of $10,151 foreign taxes withheld at source)     1,244,821

TOTAL INCOME                                                         6,663,569

EXPENSES:

Management fee--Note 3(a)                                            1,142,087

Shareholder servicing costs--Note 3(b)                                 538,168

Professional fees                                                       42,099

Prospectus and shareholders' reports                                    30,116

Custodian fees--Note 3(b)                                               27,265

Directors' fees and expenses--Note 3(c)                                 19,512

Registration fees                                                       19,320

Loan commitment fees--Note 2                                             4,646

Interest expense--Note 2                                                 4,001

Miscellaneous                                                            8,767

TOTAL EXPENSES                                                       1,835,981

INVESTMENT INCOME--NET                                               4,827,588
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

   Long transactions                                                 8,595,396

   Short sale transactions                                             (80,034)

Net realized gain (loss) on financial futures                          (81,111)

NET REALIZED GAIN (LOSS)                                             8,434,251

Net unrealized appreciation (depreciation) on investments

  [including ($78,984) net unrealized (depreciation)

   on financial futures]                                             9,377,900

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              17,812,151

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                22,639,739

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                               ---------------------------------

                                                     2000              1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,827,588           7,439,985

Net realized gain (loss) on investments         8,434,251          15,593,818

Net unrealized appreciation (depreciation)
   on investments                               9,377,900          35,589,943

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   22,639,739          58,623,746
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (4,922,706)          (8,501,407)

Net realized gain on investments             (17,907,317)         (20,122,668)

TOTAL DIVIDENDS                              (22,830,023)         (28,624,075)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  54,508,634         131,420,540

Dividends reinvested                           22,248,309          27,427,390

Cost of shares redeemed                      (66,203,885)        (360,153,223)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            10,553,058         (201,305,293)

TOTAL INCREASE (DECREASE) IN NET ASSETS       10,362,774         (171,305,622)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           188,215,247          359,520,869

END OF PERIOD                                 198,578,021          188,215,247

Undistributed investment income--net            1,503,650            1,598,768
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,393,326            8,145,401

Shares issued for dividends reinvested          1,423,419            1,733,807

Shares redeemed                                (4,119,745)         (22,149,613)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     697,000          (12,270,405)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                            Year Ended August 31,
                                                                 -------------------------------------------------------------------

                                                                 2000           1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            16.51          15.19          18.15          15.13         15.61

Investment Operations:

Investment income--net                                            .41(a)         .42(a)         .47            .45           .51

Net realized and unrealized

   gain (loss) on investments                                    1.54           2.43           (.88)          3.65           .29

Total from Investment Operations                                 1.95           2.85           (.41)          4.10           .80

Distributions:

Dividends from investment income--net                            (.43)          (.45)          (.46)          (.44)         (.53)

Dividends from net realized
   gain on investments                                          (1.61)         (1.08)         (2.09)          (.64)         (.75)

Total Distributions                                             (2.04)         (1.53)         (2.55)         (1.08)        (1.28)

Net asset value, end of period                                  16.42          16.51          15.19          18.15         15.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                12.62          19.37          (2.99)         28.06          5.19
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .96            .94            .91            .96          1.00

Ratio of interest expense and loan

   commitment fees to average net assets                          .00(b)         .03             --             --            --

Ratio of net investment income

   to average net assets                                         2.54           2.62           2.76           2.71          3.37

Portfolio Turnover Rate                                        160.38         162.40         177.85         235.56        186.23
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         198,578        188,215        359,521        347,259       269,869

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Balanced  Fund,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth and current income, consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales
price    for    securities    traded    primarily    on    an     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.


(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended August 31, 2000 was approximately $66,600 with a related weighted average annualized interest rate of 6.00%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2000, the fund was charged $351,596 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2000, the fund was charged $30,375 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2000, the fund was charged $27,265 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective January 1, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


(d) During the period ended August 31, 2000, the fund incurred total brokerage commissions of $174,964, of which $7,633 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended August 31, 2000:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       307,358,227          304,000,587

Short sale transactions                     455,636              375,602

     TOTAL                              307,813,863          304,376,189

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. At August 31, 2000, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require
initial     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at August 31, 2000 are set forth in the Statement of Financial Futures.

(b)  At  August 31, 2000, accumulated net unrealized appreciation on investments
and   financial   futures  was  $25,604,420,  consisting  of  $30,345,566  gross unrealized appreciation and $4,741,146 gross unrealized depreciation.

At August 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Balanced Fund, Inc., including the statements of investments and financial futures, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Balanced Fund, Inc. at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

October 11, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the fund hereby designates $1.5190 per share as a long-term capital gain distribution of the $1.7260 per share paid on December 6, 1999.

The fund also designates 18.03% of the ordinary dividends paid during the fiscal year ended August 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.



                                                             The Fund

                                                           For More Information

                        Dreyfus Balanced Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   222AR008